AXA PREMIER VIP TRUST

Target 2055 Allocation Portfolio – Class B and K Shares

Summary Prospectus dated May 1, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2015, as may be amended and supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2014, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

INVESTMENT OBJECTIVE:

Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2055 Allocation Portfolio	Class B	Class K
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses*	0.30%	0.30%
Acquired fund fees and expenses (underlying portfolios)*	0.51%	0.51%
Total annual operating expenses*	1.16%	0.91%
Less fee waiver/expense reimbursement†	–0.05%	–0.05%
Total annual operating expenses after fee waiver/expense reimbursement	1.11%	0.86%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.35% for Class K shares and 0.60% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same and that the expense limitation arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class B Shares	$113	$364
Class K Shares	$88	$285

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. The Portfolio had not commenced operations as of the date of this Prospectus, and therefore, its turnover rate during the most recent fiscal year end is not available.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2055 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the

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retirement year at which time the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities, international equity securities and fixed income investments. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

Target 2055 Allocation Portfolio Asset Allocation Targets

Approximate Number of Years Before/After Retirement Year	40 Years Before	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	70%	67%	61%	54%	50%	42%	35%	30%	15%
International Equity	30%	29%	25%	22%	20%	18%	15%	10%	5%
Fixed Income
(including domestic and foreign investment grade and high yield or “junk” bonds, and short term investments such as money market instruments)	0%	4%	14%	24%	30%	40%	50%	60%	80%

The following chart illustrates how the asset mix of the Portfolio will vary over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

As of the date of this prospectus, the Portfolio’s asset mix is expected to be allocated approximately 70.0% to domestic equity, 30.0% to international equity, and 0.0% to fixed income (fixed income allocations may include domestic and foreign investment grade bonds and high yield or “junk” bonds as well as short term investments such as money market instruments and cash). The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

The Manager establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Manager will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, the Manager generally will use cash flows, and periodically will rebalance, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Target Allocation Portfolio, an Underlying Portfolio, or both.

•	Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may

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be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Asset Class Risk — There is the risk that the returns from the asset classes, or types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

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Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

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Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a portfolio.

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Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Market Risk — The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

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Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product

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lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•	Portfolio Management Risk — The risk that strategies used by the Manager or an investment sub-adviser (“Sub-Adviser”) and their securities selections fail to produce the intended results.

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Risks Related to Investments in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Portfolios may already be available directly as an investment option in your contract. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Portfolio instead of in the Portfolio itself. However, not all Underlying Portfolios may be available as an investment option in your contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Portfolio’s net asset value is subject to fluctuations in the net asset value of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Target Date Risk — A Target Allocation Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in a Target Allocation Portfolio will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in the target year identified in the portfolio’s name. The adequacy of an investor’s account at the target year will depend on a variety of factors, including the amount of money invested in a Target Allocation Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on May 1, 2015. Performance information will be available in the prospectus after the Portfolio has been in operation for one calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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